UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  May 2, 2022

BLACKROCK CAPITAL INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BKCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.

On May 2, 2022, the Company issued a press release announcing that it intends to convene, and then immediately adjourn, the Company’s scheduled May 3, 2022 Special Meeting of Stockholders (the “Special Meeting”) to June 1, 2022, in order to solicit additional votes by proxy. No business will be conducted at the May 3, 2022 Special Meeting other than to adjourn the Special Meeting to the later date. A copy of the Company’s press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

The Special Meeting will be reconvened and held virtually at https://meetnow.global/MTKTSAG on June 1, 2022 at 2:30 p.m. eastern daylight time.  By holding the Special Meeting on June 1, 2022, within the maximum time prescribed by Delaware law, stockholders will have an opportunity to receive additional information which may induce them to vote by proxy. The record date of the Special Meeting, March 4, 2022, remains unchanged. At the reconvened Special Meeting, stockholders of the Company will be asked to approve a proposal to authorize flexibility for the Company, with approval of the Board of Directors of the Company, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement for the Special Meeting (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale).

During the pendency of the adjourned meeting, stockholders holding shares as of the record date of March 4, 2022, who have not yet voted, are encouraged to vote electronically. Stockholders will also be able to vote their shares electronically until 11:59 p.m. eastern time on May 31, 2022. Stockholders will also be able to vote their shares electronically during the Special Meeting. Stockholders who have previously cast their votes do not need to vote again.

The reconvened Special Meeting will begin at approximately 2:30 p.m. eastern daylight time, at https://meetnow.global/MTKTSAG, with online check-in beginning at 2:00 p.m. on June 1, 2022. Ample time should be allowed for the check-in procedures. In the event of difficulties during the check-in time or during the reconvened Special Meeting, technical support at the number posted on the Special Meeting log-in page should be consulted.

The information contained in this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 7.01 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of May 2, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK CAPITAL INVESTMENT CORPORATION

Date: May 2, 2022	By:	/s/ Abby Miller
Name: Abby Miller
Title: Chief Financial Officer and Treasurer